Exhibit 99.8

                      STOCK PLEDGE AGREEMENT

THIS AGREEMENT, dated this 29th day of September, 1999 by and between UNITED SHIELDS CORPORATION, a Colorado corporation (the "Pledgor"), the only shareholder of PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation (the "Company") and the KIRCHNER FAMILY NOMINEE TRUST, Henry A. Kirchner and Barbara J. Kirchner, Trustees, under Declaration of Trust dated February 6, 1996 and recorded with the Berkshire County (Middle District) Registry of Deeds in Book 910, Page 800 (collectively referred to as the "Secured Party");

                W I T N E S S E T H :

WHEREAS, the Pledgor and the Secured Party are parties to a certain Stock Purchase Agreement dated August 27, 1999 (the "Stock Purchase Agreement") relating to the sale of all of the issued and outstanding shares (the "Stock") of capital stock of the Company, pursuant to which Pledgor and the Company are obligated to the Secured Party;

WHEREAS, the Stock Purchase Agreement provides for the Company (the "Borrower") to execute a Promissory Note in the principal amount of $1,750,000.00 and a promissory note in the principal sum of $2,200,000.00 (collectively referred to as the "Note") and for the Pledgor to guarantee the Note; and

WHEREAS, Section 8.8 (iii) of the Stock Purchase Agreement requires Pledgor to execute and deliver this stock pledge agreement (the "Agreement") and to grant the security interest hereinafter described.

NOW THEREFORE, in consideration of the willingness of the Secured
Party to enter into the Stock Purchase Agreement and for good and other valuable consideration the receipt of which is hereby acknowledged, it is hereby agreed as follows:

1. Security Interest. The Pledgor hereby pledges to the Secured Party four hundred (400) shares of capital stock of the Company (the "Pledged Stock"), representing forty (40%) of the Stock, listed at Schedule "A" attached hereto and does hereby deposit the Pledged Stock and the certificates representing them with John J. Martin, Jr., as pledge trustee, and the Pledgor hereby grants to the Secured Party a security interest in the Pledged Stock as security for due and punctual payment and performance of the secured obligations described in Section 2 hereof.

2. Secured Obligations. The security interest hereby created shall secure the due and punctual performance of the following liabilities and obligations of Borrower, the Company and Pledgor
("Secured Obligations"):

(a) Principal of, and interest on the Note;


(b) Any and all other obligations of the Company or the Pledgor to the Secured Party under the Stock Purchase Agreement or interest relating thereto; and

(c) Any and all other indebtedness or obligations of the Company or the Pledgor to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising.

3. Special Warranties and Covenants of the Pledgor. The Pledgor hereby warrants and covenants to the Secured Party that:

(a) The Pledged Stock is duly and validly pledged with the Secured Party in accordance with law and the Pledgor warrants and will defend the Secured Party's right, title and security interest in and to the Pledged Stock against the claims and demands of all persons whomsoever;

(b) The Pledgor has good title to the Pledged Stock, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever;

(c) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable;

(d) The Pledged Stock constitutes forty (40%) percent of the presently issued and outstanding capital stock of the Company;

(e) If any additional shares of capital stock of any class of the Company (other than the initial acquisition of the six hundred
(600) shares simultaneously acquired) are acquired by the Pledgor after the date hereof, forty (40%) percent of the same shall constitute Pledged Stock and shall be deposited and pledged with the Secured Party as provided in Section 1 simultaneously with such acquisition;

(f) The Pledgor will not sell, convey or otherwise dispose of any of the Pledged Stock, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock, of the proceeds thereof, other than liens on and security interests in the Pledged Stock created hereby; and

(g) The Pledgor will not consent to or approve the issuance of any additional shares of capital stock of any class of the Company, except to the extent that any such additional shares of capital stock shall be deposited and pledged with the Secured Party simultaneously with such issuance as provided in Section 1 hereof.

4. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Company whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, if any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Stock, such sum shall be paid over to the Secured Party to be held as collateral security of the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Stock, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Stock, or any distribution of capital (excluding ordinary cash dividends) shall be made on any of the Pledged Stock, or any property shall be distributed upon or with respect to the Pledged Stock pursuant to recapitalization or reclassification of the capital of the Company, the shares or other property so distributed shall be delivered to the Secured Party to be held as collateral security for the Secured Obligations.

5. Events of Default. There shall exist a default under this Agreement upon the happening of any of the following events or conditions (herein called "Events or Defaults"):

(a) Default shall be made in the due and punctual payment of any principal or interest on any of the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

(b) Any other Event of Default (as defined or provided in the Stock Purchase Agreement or the Note) shall occur; or

(c) A "USC Default" (as defined per a certain Cross-Default Cross-Collateral Agreement of even date executed by Pledgor and Secured
Party) shall occur; or

(d) A "Change of Control". A Change of Control of Company shall be deemed to have occurred if: (i) any "person" (as such term is used in Section 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1934, as amended) other than Pledgor becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty (50%) percent of the aggregate voting power of all classes of the Company's then outstanding voting securities; or (ii) the shareholder(s) of the Company approve(s)
(A) a plan of merger, consolidation or share exchange between the Company and any person or entity other than a merger, consolidation or other business combination with Pledgor or with another wholly-owned subsidiary of Pledgor, or (B) a proposal with respect to the sale, lease, exchange or other disposal of all, or substantially all, of the Company's property.

6. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Party shall have the following rights and remedies:
(a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

(b)  All rights and remedies provided in this Agreement;

(c) All rights and remedies provided in the Stock Purchase Agreement, or in any other agreement, document or instrument pertaining to the Secured Obligations, including without limitation the Cross-Default Cross-Collateral Agreement;

(d)  A release of the obligations of Henry A. Kirchner and Barbara
J. Kirchner under the Non Competition Agreements;

(e) Prosecution of the $250,000.00 Letter of Credit referred to at Section 8.8 (i) of the Stock Purchase Agreement;

(f) Joseph A. Kirchner shall be entitled to a release of his obligations under the Employment Agreement; and

(g) All reasonable costs of collection and reasonable attorneys' fees paid or incurred by Secured Party in enforcing their rights hereunder.

In addition, Pledgor's breach of this Agreement shall constitute an Event of Default and a breach by the Company under the Promissory Note.

7. Right to Transfer into Name of Secured Party, etc.. In case there shall exist an Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law the Secured Party may cause all or any of the Pledged Stock to be transferred into its name or into the name of its nominee or
nominees.   So long as no Event of Default shall exist, the
Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, the voting power with respect to the Pledged Stock.

8. Right of Secured Party to Exercise Voting Power, etc.. In case there shall exist an Event of Default, the Secured Party shall be entitled to exercise the voting power with respect to the Pledged Stock, to receive and retain, as collateral security of the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Stock, and to exercise any and all rights of payment, conversions, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Stock as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or, upon the exercise of any such right, privilege or option pertaining to the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

9. Right of Secured Party to Dispose of Collateral, etc.. Upon the occurrence of an Event of Default, such default not having previously been remedied or cured, the Secured Party shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Stock in one or more parcels at any exchange or broker's board or at public or private sale. Unless the Pledged Stock is perishable or threatens to decline speedily in value or is of a type customarily sold at a recognized market, the Secured Party will give the Pledgor at lest ten (10) days prior written notice at the address of the Pledgor specified in Section 16 hereof, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be at such commercially reasonable price or prices as the Secured Party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Secured Party may purchase any or all of the Pledge Stock to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales the Pledged Stock so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equality of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause the Company to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Secured Obligations in such order or priority as the Secured Party shall determine, and any surplus thereafter remaining shall be paid to the Pledgor or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Company or the Pledgor).

The Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Stock by reason or certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Stock for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that private sales so made may be at prices Pledged Stock were sold at public sales, and that the Secured Party has no obligation to delay sale of any such Pledged Stock for the period of time necessary to permit such Pledged Stock to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that any such private sales shall not be deemed to have been made in an commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

10. Collection of Amounts Payable on Account of Pledged Collateral, etc.. Upon the occurrence of any Event of Default the Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Stock and shall have the right for an in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Stock.

11. Care of Pledged Collateral in Secured Party's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve the rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering the same to the Pledgor.

12. Waivers, etc. The Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any Pledged Stock; consents to and waive notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or the Pledgor or to any third party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral Security of any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. The Pledgor further waives any right the Pledgor may have under the constitution of the State of Ohio (or under the constitution of any other state in which any of the Pledged Stock may be located), or under the constitution of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party and waive their rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without prior judicial
hearing.   The Pledgor's waivers under this section have been made
voluntarily, intelligently and knowingly and after the Pledgor has been apprised and counseled by the Pledgor's attorneys as to the nature thereof and its possible alternative rights.

13. Termination' Assignment, etc. This Agreement and the security interest in the Pledged Stock created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full. No waiver of the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. The Secured Party may not assign or transfer its rights and interest under this Agreement in whole or in part to a purchaser or purchasers.

14. Reinstatement. Notwithstanding the provisions of Section 13, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Company or the Pledgor or upon the appointment of any intervener or conservator of, or trustee or similar official for, the Borrower, the Company or the Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

15. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter or by-laws of the Company or any other document or instrument would in any way affect or impair the pledge of the Pledged Stock hereunder or the exercise by the Secured Party of any right granted hereunder, including, without limitation, the right of the Secured Party to dispose of the Pledged Stock upon the occurrence of any Event of Default, the Pledgor hereby waives such restrictions, and represents and warrants that they have caused the Company to take all necessary action to waive such restrictions, and the Pledgor hereby agrees that the Pledgor will take any further action which the Secured Party may reasonably request in order that the secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party may reasonably request in order that the Secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement free of any such restrictions.

16. Notices. Except as otherwise provided herein, all notices to the Pledgor or to the Secured Party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, as follows:

(a)  if to the Pledgor;

United Shields Corporation
311 Northland Boulevard
Cincinnati, Ohio 45246
Attention: President
Facsimile No. (513) 782-8902

with a copy to:

Scott E. Wiegand, Esquire
Dinsmore & Shohl LLP
1900 Chemed Center
255 East Fifth Street
Cincinnati, Ohio 45202

(b) if to the Secured Party:

c/o Henry A. and Barbara J. Kirchner
53 Victoria Lane
Post Office Box 2140
Lanesboro, Massachusetts 01237

with a copy to:

John J. Martin, Jr., Esquire
Martin & Oliveira, LLP
100 North Street, Suite 301
Pittsfield, Massachusetts 01201

or at such other address as the party to whom such notice I directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U. S. mail or (ii) receipt by the party to whom such notice is directed.

17. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party and the Pledgor and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby . This Agreement may be executed in any number of counterparts and by the difference parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute an instrument.

18. Governing Law; Jurisdiction. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio. Pledgor and Company, to the extent that they may lawfully do so, hereby consents to service of process, and to be sued, in the State of Ohio and consent to the jurisdiction of the courts of the State of Ohio as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections it may have as to venue in any such courts. Pledgor and Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided herein or as otherwise provided under the laws of the State of Ohio.

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                   PLEDGOR:

                                   UNITED SHIELDS CORPORATION:



/s/                               By: /s/Donald T. Zimmerman, Jr.
Witness                               Donald T. Zimmerman, Jr.

                                   SECURED PARTY:

                                   KIRCHNER FAMILY NOMINEE TRUST



/s/                               By: /s/ Henry A. Kirchner
Witness                             Henry A. Kirchner, Trustee



/s/                              By: /s/ Barbara J. Kirchner
Witness                            Barbara J. Kirchner, Trustee




                            SCHEDULE "A"

                     TO STOCK PLEDGE AGREEMENT

                          PLEDGED STOCK

Owner and Address           No. of Shares          Cert. No.

United Shields Corporation      400                  3
311 Northland Boulevard
Cincinnati, Ohio 45246